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                                                                   Exhibit 10.17

                                    SUBLEASE

     This Sublease ("Sublease") is dated as of the 25th day of May, 1999, by and between NEXTEL COMMUNICATIONS, INC a Delaware corporation ("Sublandlord"), and ONESOFT CORPORATION, a Delaware corporation ("Subtenant").

RECITALS:
--------

     R-l. Tyson-McLean Joint Venture, a Virginia general partnership ("Landlord"), and Sublandlord, as tenant, entered into that certain lease relating to certain space located at 1505 Farm Credit Drive, McLean, Virginia 22102, (the "Building") which lease was amended by First Amendment to Lease dated September 3, 1997 ("First Amendment") (collectively, the "Prime Lease"). A redacted copy of the Prime Lease is attached hereto as Exhibit A and made a
                                                         ---------
part hereof.

     R-2. Sublandlord desires to sublease to Subtenant a portion of the premises described in the Prime Lease, and Subtenant desires to sublease the same from Sublandlord, upon the terms and conditions hereinafter set forth.

     R-3. Sublandlord and Subtenant desire that Landlord consent to Sublandlord's leasing a portion of the premises to Subtenant and to the terms and conditions of the Sublease and to evidence such consent by signing that certain Landlord's Consent and Agreement ("Landlord's Consent") dated of even date herewith.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.  Definitions.  Except as otherwise expressly defined herein, all
         -----------
capitalized terms used in this Sublease and/or in the Landlord Consent attached hereto shall have the meanings ascribed to them in the Prime Lease.

     2.  Subleased Premises.  Sublandlord hereby subleases to Subtenant, and
         ------------------
Subtenant hereby subleases from Sublandlord, that portion of the premises leased in the Prime Lease which is totals approximately seventy thousand one hundred four (70,104) rentable square feet of space, measured in accordance with the calculations as set forth in Exhibit F of the Prime Lease, and located as
                             ---------
follows: (i) twenty-five thousand one hundred twenty-eight (25,128) rentable square feet on the first floor of the Building ("First Floor Space"); (ii) twenty-five thousand five hundred sixty-five (25,565) rentable square feet on the second floor of the Building ("Second Floor Space"); and (iii) nineteen thousand four hundred eleven (19,411) rentable square feet on the third floor of the Building ("Third Floor Space"), as identified on Exhibit B attached hereto
                                                     ---------
and made a part hereof (hereinafter sometimes referred to as the "Subleased Premises").

     3.  Prime Lease: Role of Sublandlord and Landlord.  Except as modified
         ---------------------------------------------
herein or as may be manifestly inconsistent with the terms of this Sublease, all terms of the Prime Lease are incorporated by reference herein, and all references to "Landlord" in the Prime Lease shall be deemed to refer to Sublandlord, and, all references to "Tenant" will be deemed to refer to Subtenant. Except as otherwise provided in this Sublease, Subtenant shall have all the benefits and/or rights of Sublandlord, as tenant, and Subtenant agrees to abide by and perform all obligations of "Tenant" therein, insofar as they relate to the Subleased Premises and Subtenant's use thereof. Sublandlord shall abide by and perform all obligations of "Landlord" therein, except as set forth in this Sublease. In the event of any conflict or inconsistency between the terms of this Sublease and the terms of the Prime Lease incorporated herein to describe the rights and duties of Sublandlord and Subtenant, the terms of this Sublease shall prevail and supersede the incorporated terms of the Prime Lease.

     As Sublandlord is not the owner of the Subleased Premises, Sublandlord shall not be obligated to perform those obligations of Landlord which Sublandlord cannot immediately and unilaterally perform as "Tenant", nor shall Sublandlord be deemed to have adopted as its own any representations made by Landlord in the Prime Lease. Without limiting the foregoing, under no circumstances shall Sublandlord be obligated to repair, reconstruct or rebuild the Subleased Premises, the Building, common areas, or any part thereof. Sublandlord shall reasonably cooperate with Subtenant in attempting to cause Landlord to fulfill its obligations to Sublandlord in the Prime Lease.
Subtenant agrees to indemnify and hold Sublandlord harmless from all loss, cost, expense or liability incurred by Sublandlord in such regard. Except to the extent Sublandlord recovers damages from Landlord which relate to its actions necessary to cause Landlord to perform its obligations, Sublandlord shall have no liability to Subtenant resulting from any such breach of Landlord under the Prime Lease. The parties also acknowledge that in certain circumstances, Sublandlord has no authority to grant privileges to, or consent to actions by, Subtenant which were granted to Sublandlord or consented to by Landlord in the Prime Lease. In such instances, including, without limitation, Sublandlord's right to approve any signage of Subtenant, the consent of both Sublandlord and Landlord must be obtained.

     4.  Term: Subtenant's Access.
         ------------------------

     (a) The term of this Sublease shall commence upon the later of (i) delivery of the First Floor Space by Sublandlord, or (ii) June 1, 1999 and expiring at 12:00 midnight on September 14, 2006 ("Sublease Term").

     (b) Subtenant and/or its contractors shall be allowed access to the (i) First Floor Space no later than June 1, 1999; (ii) Second Floor Space no later than July 1, 1999; and (iii) Third Floor Space no later than October 1, 1999.
In the event Sublandlord is unable to provide Subtenant access as stated herein, the respective "Sublease Rent Commencement Date(s)" (as hereinafter defined) shall be extended by the same number of days of such delay.

     5.  Condition, Acceptance and Use of Subleased Premises.
         ---------------------------------------------------

     (a) At the commencement of the Sublease term for each floor as stipulated in Section 6(b), Subtenant shall accept the Subleased Premises in their existing condition and state of repair. Subtenant acknowledges that no representations, statements or warranties, express or implied, have been made by or on behalf of the Sublandlord in respect to their condition, or the use or occupation that may be made thereof, and that Sublandlord shall in no event whatsoever be liable

                                       2
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for any latent defects in the Subleased Premises or in the equipment therein.
Sublandlord shall enforce the provisions of the Prime Lease with regard to Landlord's obligations to provide services to the Subleased Premises and common areas.

     (b) Acceptance of the Subleased Premises by Subtenant shall be construed as recognition that the Subleased Premises are in a good state of repair and in sanitary condition. Sublandlord shall not be liable for any losses or damages incurred by Subtenant due to the failure of operation of the heating, cooling or other utility equipment or due to the necessity of repair of same.

     (c) Sublandlord shall use commercially reasonable efforts to leave uncut in good working order, all communication and network wiring located in the Subleased Premises which exists as of the date of execution of this Sublease. Subtenant shall have access to and use of such wiring throughout the Sublease Term at no additional charge.

     (d) Subtenant shall use and occupy the Subleased Premises solely for general office purposes, as permitted in Section 7 of the Prime Lease, and in accordance with the uses permitted under applicable zoning regulations, and shall not be used for any other purpose. Subtenant shall not use or occupy the Subleased Premises for any unlawful purpose.

     (e) Subtenant shall surrender the Subleased Premises at the expiration of the term hereof, or any renewal thereof, or upon other termination hereunder, in the same condition as when Subtenant took possession, reasonable wear and tear excepted.

     6.  Rent.
         ----

     (a) Minimum Rent.  Subtenant covenants and agrees to pay Sublandlord as
         ------------
minimum rent ("Minimum Rent") for the Subleased Premises without notice or demand, and without set-off deduction or abatement, except as stated herein, annual rental at the rate of twenty-four and fifty one hundredths ($24.50) per rentable square foot of the Subleased Premises per annum payable in equal monthly installments, in advance, commencing as described herein and on the first day of each and every successive month thereafter of the Term, each in the amount as set forth herein, until adjusted as provided herein. The Minimum Rent shall include Subtenant's Proportionate Share (as defined in Section 6(e)) of the cost of Real Estate Taxes and Operating Expenses relating to the Subleased Premises and the Building.

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

          Subject to (i) delivery of the Subleased Premises by Sublandlord on the aforesaid dates, and (ii) this Section 6, Minimum Rent for the first year of the Sublease Term shall be as follows:

         Portion of Subleased     Annual Minimum Rent    Monthly
               Premises                                  Minimum
                                                           Rent
        ----------------------------------------------------------------
          First Floor Space           $615,636.00       $51,303.00
        ----------------------------------------------------------------
          Second Floor Space          $626,342.50       $52,195.21
        ----------------------------------------------------------------
          Third Floor Space           $475,569.50       $39,630.79
        ----------------------------------------------------------------

          In order to provide Subtenant with control of the HVAC system serving the Subleased Premises after Building hours as specified in the Prime Lease, Sublandlord shall assist Subtenant in obtaining Landlord's consent to allow Subtenant to separately meter Subtenant's use of HVAC and electricity. Any and all cost and expense relating to such separately metered utilities shall be the sole responsibility of Subtenant. In the event Landlord allows Subtenant to separately meter such utilities, and pay such cost directly to the utility company or Landlord, the Minimum Rent shall be reduced to twenty-three dollars ($23.00) per rentable square foot of the Subleased Premises.

     (b) Sublease Rent Commencement Dates.  Subject to Section 4(b), the
         --------------------------------
Sublease Rent Commencement Date for the (i) First Floor Space shall be June 1, 1999; (ii) Second Floor Space shall be September 15, 1999; and (iii) Third Floor Space shall be January 1, 2000.

     (c) Rent Abatement.  Minimum Rent shall abate for a total of three and one-
         --------------
half months commencing on the respective Sublease Rent Commencement Date for the First Floor Space, the Second Floor Space and the Third Floor Space. Such abatement shall total five hundred thousand nine hundred thirty-seven and twenty-three one hundredths dollars ($500,937.23), to be applied as a credit of one-half month Minimum Rent for the respective Subleased Premises as follows:

     Portion of Subleased               Monthly Minimum
           Premises                     Rent Abatement -
                                  Months 1 thru 7 (inclusive)
    -----------------------------------------------------------
      First Floor Space                   $25,649.46
    -----------------------------------------------------------
      Second Floor Space                  $26,097.61
    -----------------------------------------------------------
      Third Floor Space                   $19,815.40
    -----------------------------------------------------------

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     (d) Minimum Rent Adjustment.  Minimum Rent for the Subleased Premises shall
         -----------------------
be adjusted annually by adding two and one-half percent (2.5%) to the Minimum Rent for the previous twelve (12) month period of the Sublease Term, commencing
(i) one (1) year after the Sublease Rent Commencement Date for the First Floor Space ("Second Sublease Year"), and (ii) October 1, 2000 for the Second Floor Space and the Third Floor Space. Minimum Rent, as adjusted, for the Subleased Premises shall increase annually at such rate on the date which is twelve (12) months from the aforesaid dates and shall continue to increase as stated throughout the Sublease Term.

     (e) Additional Rent.  Any and all additional charges as defined in the
         ---------------
Prime Lease attributable to the Subleased Premises shall be passed through as Additional Rent to Subtenant, who shall pay such charges to Sublandlord, at Sublandlord's option, either in accordance with the procedures and timetables established under the Prime Lease or within ten (10) days after receipt by Subtenant of notice of such additional rent being due and payable. Subtenant's share of Additional Rent (including, but not limited to Operating Expenses and Real Estate Taxes) attributable to the Subleased Premises is fifty-five percent (55%) ("Subtenant's Proportionate Share").

         Commencing on the Second Sublease Year, Subtenant shall pay Subtenant's Proportionate Share of any increase in Operating Expenses and Real Estate Taxes above the actual aggregated Operating Expenses and Real Estate Taxes for the base year 1999 (January through December 1999), adjusted to reflect a fully occupied and fully assessed Building.

     (f) Payments.  All rent payable pursuant to this Sublease shall be payable
         --------
to Sublandlord at the address set forth for notices to Sublandlord in Section 20 below or at such other place as Sublandlord may from time to time designate.

     7.  Security Deposit.  Subtenant shall deposit with Sublandlord a security
         ----------------
deposit totaling one million one hundred twenty-four thousand nine hundred twenty-three dollars ($1,124,923), payable to the Sublandlord as follows: (i) two hundred two thousand six hundred twelve dollars ($202,612.00) upon execution of the Sublease; (ii) two hundred four thousand five hundred thirty-nine dollars ($204,539.00) not later than September 15, 1999; and (iii) seven hundred seventeen thousand seven hundred seventy-two dollars ($717,772.00) not later than January 1, 2000 (collectively, the "Security Deposit"). Notwithstanding the foregoing, in the event Sublandlord is unable to provide Subtenant access as stated in Section 4, which is not due to any delay caused by Subtenant, then Subtenant's obligation to tender the Security Deposit to Sublandlord shall be extended by the same number of days of such delay.

          Subtenant shall have the right to post letters of credit as the Security Deposit. Such letters of credit shall (i) be issued by a federally insured banking having its office in Washington, D.C. or which is reasonably acceptable to Sublandlord; (ii) be irrevocable; (iii) authorize the Sublandlord to draw by its sight draft accompanied by a certificate by Sublandlord (or its representative) that Sublandlord is entitled to draw upon the same pursuant to the provisions of this Sublease; and (iv) by its terms shall not expire prior to the Second Sublease Year. At least thirty (30) days prior to the expiration of the letters of credit, Subtenant shall deliver to Sublandlord one of the following: (i) cash in an amount equal to the Security Deposit,

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(ii) an amendment to the letters of credit extending the expiry date for an additional year or (iii) a new letter of credit for the entire Security Deposit having an expiry date of at least one (1) year from the existing letters of credit (which is the first to expire). In the event Subtenant fails to deliver the letters of credit as aforesaid, within twenty (20) days of the date of expiration of the letters of credit, Sublandlord shall be allowed to draw upon such letters of credit Sublandlord is holding and maintain the letters of credit as the Security Deposit.

         Within thirty (30) days after expiration of the Sublease Term, and provided Subtenant has vacated the Subleased Premises and is not then in default pursuant to the terms of the Sublease or Prime Lease, Sublandlord shall return the Security Deposit to Subtenant, less such portion thereof as Sublandlord shall have appropriated to satisfy any default by Subtenant hereunder.

     8.  Assignment and Subletting.  Subject to the rights of Landlord and
         -------------------------
Sublandlord pursuant to the Prime Lease, Subtenant shall have the right to assign this Sublease or further sublease all or any portion of the Subleased Premises provided Subtenant obtains the prior written consent of Sublandlord and Landlord which consent shall not be unreasonably withheld or delayed. This Sublease shall not be assigned by operation of law. Subtenant shall not pledge its interest hereunder, or allow liens to be placed on such interest, or suffer this Sublease or any portion thereof to be attached or taken upon execution. If consent is once given by Sublandlord to the assignment of this Sublease or sublease of the Subleased Premises or any interest therein, Sublandlord shall not be barred from subsequently refusing to consent to any further assignment or sublease. Any attempt to sell, assign or sublet without the consent of Sublandlord and Landlord shall be deemed a default by Subtenant. Subtenant shall be responsible for Sublandlord' s costs and expenses relating to any assignment of the Sublease or sublease of the Subleased Premises.

     9.  Signage.  Subject to (i) Exhibit D, Part 21 of the Prime Lease, (ii)
         --------
the prior written consent of Landlord and Sublandlord, and (iii) Subtenant occupying the entire Subleased Premises throughout the Subleased Term, Subtenant shall have the non-exclusive right to install signage on the exterior of the Building in a mutually agreeable location on the side of the Building facing the Dulles Toll Road (Route 267). Such signage shall be proportionately equal in size to Subtenant's Proportionate Share, but in no event larger than Sublandlord's existing sign on the exterior of the Building. Sublandlord, at Sublandlord's expense, shall remove its existing signage on the Dulles Toll Road (Route 267) side of the Building and repair any damage caused thereby.

     10.  Parking.  Subtenant shall be allowed to use approximately two hundred
          -------
fifty-two (252) parking spaces (based on 3.6 parking spaces per 1,000 rentable square feet) on a non-exclusive, non-reserved basis and in common with other tenants in the Building throughout the Subleased Term at no additional cost to Subtenant. Such parking spaces shall be available for Subtenant's use in the parking garage and/or surface parking lot adjacent to the Building. Notwithstanding anything to the contrary, ten (10) of such parking spaces shall be reserved for Subtenant's exclusive use in a location to be mutually agreed upon by Sublandlord and Subtenant.

     11.  Right of Offer.
          --------------

          (a) Provided Subtenant is not then in default pursuant to the terms of the Prime Lease or the Sublease, Subtenant shall have a continuous right of first offer throughout the Sublease Term to expand the Subleased Premises to include all or any portion of the remaining space in the Building which is controlled by Sublandlord and is not a part of the Subleased Premises as of the date of execution of the Sublease which may become available during the Sublease Term (the "Offer Space").

          (b) Subtenant shall have the right to lease the Offer Space, or any portion thereof, on the same terms and conditions set forth in the Prime Lease and the Sublease, except that Rent shall be consistent with the then current market terms and conditions for comparable space in comparable buildings in the Tysons Corner/McLean, Virginia area. The Offer Space shall be (i) leased in its "as is" condition with any alterations or improvements required for Subtenant's use to be performed at Subtenant's sole cost and expense and (ii) coterminous with the Sublease Term. Subtenant shall have five (5) business days from the date of written notice from Sublandlord to accept the Offer Space on the terms as described herein and further described in such notice. In the event Subtenant provides Sublandlord with written notice of its intent to accept the Offer Space, this Sublease shall be amended to include the Offer Space as part of the Subleased Premises.

          (c) In the event Subtenant does not timely exercise the aforesaid right to sublease the Offer Space, at such time that Sublandlord has received a bonafide offer from a third party to sublease the Offer Space at a rate which is one dollar ($1.00) less than the Rent Sublandlord previously offered to Subtenant for the Offer Space, Sublandlord shall provide Subtenant with a written notice of such third party offer. Subtenant shall have the right to sublease the Offer Space at such reduced rate by providing Sublandlord written notice of its intent to do the same within five (5) business days of the date of Sublandlord's written notice to Subtenant of such third party offer.

     12.  Assumption of Obligations; Exclusion.
          ------------------------------------

         (a) Subtenant agrees to assume and perform, according to the terms of the Prime Lease, all of the duties, covenants, agreements and obligations of Sublandlord under the Prime Lease, as and when required by the Prime Lease, with respect to the Subleased Premises, except Sublandlord's duty to make Rent payments to Landlord. Subtenant further agrees to keep and obey, according to the terms of the Prime Lease, all of the rules, restrictions, conditions and provisions which pertain to the Subleased Premises, and are imposed by the terms of the Prime Lease upon Sublandlord with respect to the Subleased Premises or upon the use of the Subleased Premises. Subtenant agrees that it will take good care of the Subleased Premises, and will commit no waste, and will not do, suffer, or permit to be done any injury to the same. It is hereby understood and agreed that Subtenant's rights to use, possess and enjoy the Subleased Premises are subject to the terms, conditions, rules and regulations of the Prime Lease and the rights and remedies of Landlord thereunder. Subtenant agrees to indemnify, defend and protect Sublandlord against, and to hold Sublandlord harmless from, any liability, damages, costs or expenses of any kind or nature, including court costs and reasonable attorneys' fees, resulting from any failure by Subtenant to perform, keep and obey the terms of this Sublease and the requirements of the Prime Lease with respect to the Subleased Premises. Any failure by Subtenant to perform, keep and obey the same shall be a default by Subtenant hereunder.

          Sublandlord agrees to use commercially reasonable efforts to cause Landlord to perform all the duties, covenants, agreements and obligations of Landlord under the Prime Lease except as stated herein. Sublandlord shall pay any and all costs or expenses associated with the review and approval process of this Sublease by Landlord.

          (b) The rights and privileges granted to Sublandlord under Sections 1.01D. (Renewal Terms), 1.01F. (Lease Year), Article 3 (Renewal Option),
Article 4, Article 6, Exhibit C, (Leasehold Improvements), Exhibit D, Section
                      ---------                            ---------
21.01 (b)(i) (monument signage), Exhibit D, Part 23, Exhibit H (non-
                                 ---------           ---------
disturbance), Exhibit J (Lease Commencement Agreement), Exhibit A (monument
              ---------                                 ---------
signage) of the Prime Lease, First Amendment, Sections 7, 8 and 12 and any other sections granting Sublandlord rights to (i) rooftop communications space in the Building, if any, (ii) tenant improvements or tenant improvements related allowances (iii) renewal options, (iv) expansion rights, (v) storage space, or
(vi) nondisturbance, are not assigned, subleased or transferred to Subtenant, and Sublandlord retains all such rights and privileges.

     13.  Title and Possession.  Sublandlord covenants, agrees and represents
          --------------------
that it has full right and authority to enter into this Sublease for the full term hereof, that Sublandlord is not in default beyond applicable cure periods under the Prime Lease and that Subtenant, subject to the provisions of the Prime Lease and upon paying the rents and other sums provided herein and upon performing the duties, covenants, agreements and obligations hereof and upon keeping and obeying all of the restrictions, conditions and provisions hereof, will have, hold and enjoy quiet possession of the Subleased Premises, free from claims of persons claiming by or through Sublandlord for the term herein granted but subject to all of the duties, covenants, agreements, obligations, restrictions, conditions and provisions set forth or incorporated herein.

     14.  Insurance.
          ---------

          (a) Subtenant agrees, during the term hereof, to carry and maintain such insurance as provided in Section 12.01 of the Prime Lease, with a company reasonably satisfactory to Sublandlord, insuring Subtenant, with Sublandlord and Landlord as additional insureds, against liability with respect to events occurring on or about the Subleased Premises or arising out of the use and occupancy thereof by the Subtenant. The policy maintained by Subtenant shall be issued by a company licensed to do business in Virginia, and Subtenant shall deposit a certificate evidencing the same with Sublandlord. Said policy or policies shall contain a provision requiring the insurer to give Sublandlord and Landlord thirty (30) days' written notice before canceling or terminating the policy for any reason, including expiration of the policy period. Subtenant agrees to indemnify, protect, defend and hold Sublandlord and Landlord harmless against any and all claims, suits, actions, liabilities, costs and expenses, including reasonable attorneys' fees, resulting from the use or occupancy of the Subleased Premises by Subtenant, its employees, agents or contractors, or from any breach by Subtenant of its covenants hereunder or from any act, omission, accident, incident or occurrence upon the Subleased Premises during the term hereof

         (b) Subtenant shall maintain "all risk" property insurance with respect to its leasehold improvements in an amount equal to their replacement cost and maintain or cause to be maintained by its contractor builder's risk insurance for the leasehold improvements in the same amount if and when the Subleased Premises are under construction, as may be approved by Sublandlord hereunder.

     15.  Sublandlord's Liability.  Except as specifically provided herein,
          -----------------------
Sublandlord shall have no responsibility whatsoever with respect to the Subleased Premises, the condition thereof or Subtenant's property situated therein, except for loss, injury or damage caused by Sublandlord's gross negligence or willful misconduct. Sublandlord shall not be liable for the failure by Landlord to keep and perform, according to the terms of the Prime Lease, Landlord's duties, covenants, agreements, obligations, restrictions, conditions and provisions, nor for any delay or interruption in Landlord's keeping and performing the same. Sublandlord hereby assigns to Subtenant, for so long as this Sublease shall be in force and effect, any and all rights of Sublandlord under the Prime Lease with respect only to the Subleased Premises and causes of action which Sublandlord may have against Landlord with respect to the Subleased Premises due to default by Landlord under the Prime Lease, excluding however (i) those provisions of the Prime Lease specifically excluded from the Sublease, (ii) any right of self-help or rent abatement, unless Sublandlord receives the benefit thereof and (iii) any right or remedy which affects any portion of the premises leased by the Prime Lease other than the Subleased Premises. Sublandlord agrees to cooperate with and join Subtenant in any claims or suits brought by Subtenant against Landlord under the Prime Lease, provided that such participation shall be without cost or expense to Sublandlord. Subtenant has inspected the Subleased Premises and its contents to its satisfaction and, except as specifically set forth herein, agrees to accept the Subleased Premises and its contents in its "as-is, where-is" condition without any obligations on Sublandlord to repair or modify the same. No allowances for moving, plans or tenant improvements are provided to Subtenant.

     16.  Damage, Destruction or Condemnation.  In the event of damage or
          -----------------------------------
destruction of the Subleased Premises or the taking of all or any part thereof under the power of eminent domain, this Sublease shall terminate only if the Prime Lease is terminated as a result thereof, and the rent payable hereunder shall abate only as long as and to the extent that the rent due from Sublandlord to Landlord under the Prime Lease with respect to the Subleased Premises abates as a result thereof. Subtenant shall have no claim to insurance or condemnation proceeds (other than moving expenses or a taking of or damage to Subtenant's fixtures or personal property other than its leasehold interest in the Subleased Premises and then only to the extent the same does not diminish any award payable to Landlord).

     17.  Release and Waiver of Subrogation.  To the extent its insurance
          ---------------------------------
coverage is not thereby impaired, Sublandlord and Subtenant each hereby releases all causes of action and rights of recovery against each other and their respective agents, officers and employees for any loss, regardless of cause or origin, to the extent of any recovery to either party from any policy(s) of insurance carried or required to be carried hereunder. Sublandlord and Subtenant agree that any policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

     18.  Alterations, Improvement.  No alterations, additions or improvements
          -----------
in or upon the Subleased Premises shall be made by Subtenant without the prior written consent by Sublandlord, which consent shall not be unreasonably withheld or delayed and, to the extent required by Section 9 of the Prime Lease, the consent of Landlord. Subtenant shall comply with the provisions of Section 9 of the Prime Lease with respect to any such alterations, additions or improvements. All alterations, additions and improvements shall be made in accordance with applicable building codes and laws. Upon the termination of the term hereof, all such alterations, additions and improvements (except personal property, business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Subtenant) shall be and remain part of the Subleased Premises and be surrendered therewith without disturbance, molestation or injury and shall not be removed by Subtenant unless such removal is required by Sublandlord, in which case Subtenant shall remove the same and restore the Subleased Premises to the same condition in which they were on the date hereof, reasonable wear and tear excepted. If Subtenant shall fail to remove the same and restore the Subleased Premises, then Sublandlord may, but shall not be obligated to, do so at the expense of Subtenant. Personal property, business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Subtenant shall be and remain the property of Subtenant and may be removed by Subtenant at any time during the term hereof when Subtenant is not in default hereunder, and in any event, shall be removed on or before the expiration of the term hereof. Subtenant shall repair any damage caused by such removal. Subtenant covenants and agrees to indemnify, protect and defend Sublandlord against, and hold Sublandlord harmless from, all liens, whether for labor or materials arising as the result of alterations, additions, repairs or improvements to the Subleased Premises made by Subtenant during the term of this Sublease.

     19.  Default.  If any rent reserved or other monetary payment referred to
          -------
herein, or any part thereof, whether the same be demanded or not, shall remain unpaid for a period of five (5) days from the date of written notice to Subtenant that such payment is past due; or if any other term, condition or covenant of this Sublease, express or implied on the part of Subtenant to be kept or performed, shall be violated or neglected, and if Subtenant shall fail to cure the same within fifteen (15) days from the date of written notice from Sublandlord to Subtenant specifying the violation, or such longer period as provided in Section 22.01 of the Prime Lease if Subtenant commences action to correct such violation and diligently prosecutes correction of such violation to completion; or if the Subleased Premises or Subtenant's interest therein shall be taken on execution or other process of law; or in the event of bankruptcy, receivership, insolvency, liquidation, dissolution or similar proceedings with respect to Subtenant, or if Subtenant shall enter into a general assignment for the benefit of creditors; or if any default under the Prime Lease shall occur with respect to Subtenant or the performance by Subtenant of any of its covenants and obligations under this Sublease, then and in any of said cases, Subtenant shall be deemed in default, and Sublandlord shall have the following rights and remedies against Subtenant (in addition to all other rights and remedies provided by law or in equity): (i) to terminate this Sublease, (ii) to cure or attempt to cure the default, whereupon Subtenant shall upon demand reimburse Sublandlord for all costs thus expended together with interest thereon at the lesser rate (the "Interest Rate") of the highest rate permitted by law or two percent (2%)
above the prime interest rate as established in The Wall Street Journal, (iii)
                                                -----------------------
to sue for Subtenant's performance, whereupon Subtenant shall upon demand reimburse Sublandlord for all costs thus expended together with interest thereon at the Interest Rate; (iv) to exercise all remedies set forth in the Prime Lease as if Sublandlord were the Landlord and Subtenant were the Tenant thereunder, or
(v) to re-enter and take possession of the Subleased Premises, and to remove any property therein, without liability for damage to, and without the obligation to store such property but may store same at Subtenant's expense. In the event of such re-entry, Sublandlord may, but shall not be obligated to, relet the Subleased Premises, or any part thereof, from time to time, in the name of Sublandlord or Subtenant, without further notice, for such term or terms, on such conditions and for such uses and purposes as Sublandlord, in its reasonable discretion, may determine, and Sublandlord may collect and receive all rents derived therefrom and apply the same, after deduction of all appropriate expenses (including broker's, consultant's and attorney's fees, if incurred, and the expenses of putting the property in leasable condition), to the payment of the rent and other sums payable hereunder, Subtenant remaining liable for any deficiency. Sublandlord shall not be responsible or liable for any failure to relet the Subleased Premises or any part thereof, or for failure to collect any rent connected therewith. The exercise by Sublandlord of any remedy shall not preclude the subsequent or simultaneous exercise of any other remedy. No delay in exercising any remedy shall be deemed a waiver thereof In addition, any payment not made when due shall bear interest until paid at the Interest Rate.

     20.  Notices.  Any notice or communication required or permitted to be
          -------
given or served by either party hereto upon the other shall be deemed given or served in accordance with the provisions of this Sublease when mailed in a sealed wrapper by United States registered or certified mail, return receipt requested, or delivered to a nationally recognized overnight courier, postage prepaid, properly addressed as follows:

     If to Sublandlord:       Nextel Communications
                              2001 Edmund Halley Drive
                              Reston, Virginia 22091
                              Attention: Director of Real Estate

                              Nextel Communications
                              2001 Edmund Halley Drive
                              Reston, Virginia 22091
                              Attention: Contracts Manager

     With a copy to:          Watt, Tieder, Hoffar & Fitzgerald, L.L.P.
                              7929 Westpark Drive
                              Suite 400
                              McLean, Virginia 22102
                              Attention: John U. Lavoie, Esquire

     If to Subtenant:         At the Subleased Premises

Each mailed notice or communication shall be deemed to have been given to, or served upon, the party to which addressed on the date that is three (3) days after the same is deposited in the

United States registered or certified mail, postage prepaid, or the day after the same is delivered for overnight delivery to such courier, properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by serving written notice hereunder upon the other party hereto, in the manner specified above, at least ten (10) days prior to the effective date of such change.

          Sublandlord and Subtenant appoint the following representative as a point of contact for operational matters relating to the Sublease and the Subleased Premises:

          Subtenant:          Randall Pevin (703) 916-7448

          Sublandlord:        Case Runolfson (703) 906-3029

     21.  Surrender of Subleased Premises.  Upon the expiration of the term of
          -------------------------------
this Sublease, or upon any earlier termination of this Sublease, Subtenant shall quit and surrender possession of the Subleased Premises to Sublandlord in as good order and condition as the same are now or hereafter may be improved by Landlord or Subtenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Sublandlord, remove or cause to be removed from the Subleased Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, freestanding cabinet work, movable partitioning and other articles of personal property owned by Subtenant of or installed or placed by Subtenant at its expense in the Subleased Premises, and all similar articles of any other persons claiming under Subtenant, and Subtenant shall repair all damage to the Subleased Premises resulting from such removal. Upon the expiration of this Sublease, or if Sublandlord or Landlord re-enters or re-takes possession of the Subleased Premises prior to the normal expiration of this Sublease, Sublandlord or Landlord shall have the right, but not the obligation, to remove from the Subleased Premises all personal property located therein belonging to Subtenant, and either party may discard such debris, rubbish and personal property or place such personal property in storage in a public warehouse, all at the expense and risk of Subtenant.

     22.  Termination of Prime Lease.  It is understood and agreed by and
          --------------------------
between the parties hereto that the existence of this Sublease is dependent and conditioned upon the continued existence of the Prime Lease and this Sublease shall automatically terminate on the termination, cancellation or expiration of the Prime Lease. Notwithstanding the foregoing, Sublandlord will not voluntarily terminate the Prime Lease as it relates to the Subleased Premises during the Sublease Term.

     23.  Waiver.  No provision of this Sublease shall be deemed to have been
          ------
waived unless such waiver is in writing signed by the party charged with such waiver. A waiver by Sublandlord of any default, breach or failure of Subtenant under this Sublease shall not be construed as a waiver of any subsequent or different default, breach or failure.

     24.  Access to the Subleased Premises.  Subtenant shall allow Sublandlord
          --------------------------------
and/or Landlord, and the agents, employees and contractors of either, access to the Subleased Premises under the terms and for the purposes set forth in the Prime Lease or to exhibit the Subleased

Premises to prospective purchasers, Mortgagees, ground lessors or tenants in accordance with the provisions of the Prime Lease.

     25.  Holding Over.  If Subtenant or anyone claiming under Subtenant holds
          ------------
over after the expiration or earlier termination of the term hereof without the express written consent of Sublandlord, Subtenant shall become a tenant at sufferance only, at the rental rate per square foot in effect under the Prime Lease upon the date of such expiration, plus any amount payable to Landlord as a result of such holdover, including any holdover costs for the entire premises described in the Prime Lease, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Sublandlord of rent after such termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Sublandlord's right of reentry or any other rights of Sublandlord hereunder or as otherwise provided by law and Subtenant shall be liable to Sublandlord for any holding over after the expiration or earlier termination of the term hereof.

     26.  Subordination.  This Sublease is subject and subordinate to the Prime
          -------------
Lease and to any and all matters which the Prime Lease is or shall be subordinate. In the event the Prime Lease is terminated, or re-entry or dispossession of the Sublandlord by the Landlord under the Prime Lease, Landlord, at its option, may either terminate the Sublease, in which case the Subtenant agrees to peacefully vacate the Subleased Premises, or require the Subtenant to attorn to Landlord as its sublessor pursuant to the then applicable terms of the Sublease for the remaining term thereof, except that Landlord shall not be (i) liable for any previous act or omission of Sublandlord under the Sublease, (ii) subject to any offset where theretofore accrue to Subtenant against Sublandlord, or (iii) bound by any previous modification of the Sublease not agreed to in writing by Landlord or by a previous prepayment of Rent more than one (1) month in advance.

     27.  Successors and Assigns.  All of the terms, covenants, provisions and
          ----------------------
conditions of this Sublease shall be binding upon and inure to the benefit of the successors and assigns of Sublandlord and on the successors and assigns of Subtenant but only to the extent herein specified.

     28.  Captions.  The captions herein are for convenience only and are not a
          --------
part of this Sublease.

     29.  Interest.  Subtenant shall pay to Sublandlord interest on all sums of
          --------
whatever nature to be paid by Subtenant to Sublandlord hereunder from the time said sum shall become due and payable until the same is paid at the Interest Rate, unless such sums are paid in accordance with the terms and conditions of the Prime Lease and no interest is due thereunder.

     30.  Relationship of Parties.  This Sublease does not and shall not create
          -----------------------
the relationship of principal and agent, or of partnership, or of joint venture, or of any other association between Sublandlord and Subtenant, except that of sublandlord and subtenant.

     31.  Brokerage.  Sublandlord and Subtenant each represents to the other
          ---------
that no real estate broker or agent is involved in this Sublease, except The Staubach Company, Cushman &

Wakefield of Virginia and The Fred Ezra Company (collectively, "Brokers"), and each shall indemnify and hold the other harmless from any breach by it of this representation. Sublandlord shall be fully responsible for payment of all commission due to the Brokers relating to the Sublease pursuant to separate written agreements.

     32.  Approval of Predecessors.  This Sublease is contingent upon the
          ------------------------
approval of Landlord or its successors in interest.

     33.  Severability.  In the event any part of this Sublease is held to be
          ------------
unenforceable or invalid, for any reason, the balance of this Sublease shall not be affected and shall remain in full force and effect during the term of this Sublease.

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

WITNESS/ATTEST:                        SUBLANDLORD:
                                       NEXTEL COMMUNICATIONS, INC. a
                                       Delaware corporation


/s/ Timothy Dan                        By: /s/ Albert P. Shotwell  (SEAL)
----------------------------------        --------------------------------------
                                          Albert P. Shotwell
                                          Vice President

WITNESS/ATTEST:                        SUBTENANT:

                                       ONESOFT CORPORATION, a
/s/ Randall V. Pevin                   Delaware corporation
----------------------------------


                                       By: /s/ Frederick C. Hawkins, III(SEAL)
                                          --------------------------------------
                                       Name: Frederick C. Hawkins, III
                                            ------------------------------------
                                       Title: CFO
                                             -----------------------------------

                        Landlord's Consent and Agreement
                        --------------------------------

     The Landlord joins in the Sublease for the purpose of consenting to the terms and conditions hereof, to confirm certain facts and to confirm the status of the following matters:

     1.  Landlord Consent.  Landlord hereby consents to each of the terms and
         ----------------
conditions of the Sublease by and between Sublandlord and Subtenant.

     2.  Status of Prime Lease.  Notwithstanding any provisions of the Prime
         ---------------------
Lease to the contrary, Landlord confirms that the Prime Lease is in full force and effect.

     3.  Authority.  Landlord represents and warrants that no consents by other
         ---------
parties, lenders, mortgagees or lien holders are required in order to consent, confirm and validate the terms of the Sublease.

     4.  Status of Obligations; Prime Lease.  Landlord represents that the Prime
         ----------------------------------
Lease is in full force and effect and that Landlord and, to Landlord's best knowledge, Sublandlord, have each performed all of their respective obligations thereunder to the date hereof. A true and correct copy of the Prime Lease is attached hereto as Exhibit A and made a part hereof.
                   ---------

WITNESS:                 LANDLORD:
-------                  --------

                         TYSON-MCLEAN JOINT VENTURE, a Virginia general partnership

                         By: Tyson-McLean Associates, L.P., a Virginia limited partnership, its general partner

                         By:                                             (SEAL)
---------------------       ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------

                         By: Metropolitan Life Insurance Company, its general Partner

                         By:                                             (SEAL)
---------------------       ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------

                                    Exhibit A
                                    ---------

                                  (Prime Lease)

          Attached hereto is a redacted copy of the Prime Lease. Sub landlord represents and warrants that the sections deleted or blacked-out do not contain language that would (i) materially adversely effect the Subtenant's rights or economic terms of the Sublease, or (ii) materially increase its obligations to Landlord or Sublandlord.

          Sublandlord shall indemnify, defend and pay any actual and reasonable costs and expenses of Subtenant associated with the breach of the warranty and representation as described in this section.

                                   Exhibit B

                              (Subleased Premises)

                                       17